NEWPORT TIGER FUND
                One Financial Center, Boston, Massachusetts 02111
                                 (617) 426-3750

Dear Shareholder:

Newport Tiger Fund (Fund) will hold a Special Meeting of Shareholders (Meeting) on October 30, 1998 at 10:00 a.m. Eastern Time, at the offices of Colonial Management Associates, Inc. (CMA), the Fund's administrator. A table summarizing the proposals and the voting process (Exhibit A attached hereto) and formal Notice of Special Meeting of Shareholders appear on the next few pages, followed by the proxy statement which explains in more detail the proposals to be considered. We hope that you can attend the Meeting in person; however, we urge you in any event to vote your shares at your earliest convenience.

YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU CAN VOTE EASILY AND QUICKLY AT OUR WEB SITE, BY MAIL, BY FAX (NOT AVAILABLE FOR ALL SHAREHOLDERS; REFER TO THE ENCLOSED PROXY INSERT) OR IN PERSON. TO VOTE THROUGH OUR WEB SITE, JUST FOLLOW THE SIMPLE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED PROXY INSERT. PLEASE HELP YOUR FUND AVOID THE EXPENSE OF A FOLLOW-UP MAILING BY VOTING TODAY!


The Fund is using Shareholder Communications Corporation (SCC), a professional proxy solicitation firm, to assist shareholders in the voting process. As the date of the Meeting approaches, if we have not yet received your vote, you may receive a telephone call from SCC reminding you to exercise your right to vote.

Please take a few moments to review the details of each proposal. If you have any questions regarding the proxy statement, please feel free to call SCC at 1-800-733-8481, ext. 400. Our hearing impaired shareholders may call Colonial Investors Service Center, Inc., the Fund's transfer agent, at 1-800-528-6979 if you have special TTD equipment.

We appreciate your participation and prompt response in these matters, and thank you for your continued support.

Sincerely,

/s/Stephen E. Gibson

Stephen E. Gibson, President
September 9, 1998
NT-85/496F-0998

                                    EXHIBIT A


The following table lists the proposals and the page of the proxy statement the proposals are discussed in greater detail.

Proposals                                                              Page
---------                                                              ----


Proposal 1    Election of a Board of Trustees.                         Page 4
Proposal 2    Amend Fundamental Investment Policies                    Page 9
              Regarding Borrowing and Lending.
Proposal 3    Approve Changes to Fundamental Investment                Page 14
              Policies.
Proposal 4    Amend and Restate the Agreement and Declaration          Page 18
              of Trust.
Proposal 5    Approve Policies for a Master Fund/Feeder Fund           Page 21
              Structure.


VOTING PROCESS.

You can vote in any one of the following four ways:

a. By internet, by visiting our Web site at www.libertyfunds.com and clicking on "Proxy Voting;"
b.   By mail, by filling out and returning the enclosed proxy card;
c. By fax (not available for all shareholders; refer to the enclosed proxy insert); or
d.   In person at the Meeting.


Shareholders who owned shares on the Record Date, August 21, 1998, are entitled to vote at the special meeting. Shareholders are entitled to cast one vote for each share owned on the Record Date. We encourage you to vote by internet using the 12-digit or 14-digit "control" number that appears on the enclosed proxy card. Voting by internet will reduce Fund expenses by saving postage costs. If you choose to vote by mail or by fax, and you are an individual account owner, please sign exactly as your name appears on the proxy card. Either owner of a joint account may sign the proxy card, but the signer's name must exactly match the name that appears on the card. Whichever method you choose, please carefully read the proxy statement which outlines in more detail the proposals you are asked to vote on.

                               NEWPORT TIGER FUND
                One Financial Center, Boston, Massachusetts 02111
                                 (617) 426-3750

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 30, 1998

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (Meeting) of Newport Tiger Fund (Fund), a series of Colonial Trust VII (Trust), will be held at the offices of Liberty Funds Distributor, Inc., the Fund's distributor, and Colonial Management Associates, Inc. (CMA), the Fund's administrator, One Financial Center, Boston, Massachusetts 02111 on Friday, October 30, 1998 at 10:00 a.m. Eastern Time. The purpose of the Meeting is to consider and act upon the following proposals and to transact such other business as may properly come before the Meeting or any adjournments thereof.

PROPOSALS:

1.   Election of a Board of Trustees;
2.   Amend fundamental  investment  policies regarding  borrowing and lending;
3.   Approve  changes to fundamental  investment  policies;
4.   Amend and restate the Agreement  and  Declaration  of Trust;
5.   Approve  policies  for a master fund/feeder fund structure; and
6. Transact such other business as may properly come before the Meeting or any adjournment thereof.

By order of the Board of Trustees,

Nancy L. Conlin, Secretary

September 9, 1998

NOTICE: YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU CAN VOTE EASILY AND QUICKLY AT OUR WEB SITE, BY MAIL, BY FAX (NOT AVAILABLE FOR ALL SHAREHOLDERS; REFER TO THE ENCLOSED PROXY INSERT) OR IN PERSON. TO VOTE THROUGH OUR WEB SITE, JUST FOLLOW THE SIMPLE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED PROXY INSERT. PLEASE HELP YOUR FUND AVOID THE EXPENSE OF A FOLLOW-UP MAILING BY VOTING TODAY!

                         SPECIAL MEETING OF SHAREHOLDERS
                               NEWPORT TIGER FUND
                                 PROXY STATEMENT

                               General Information

                                                               September 9, 1998

This proxy statement is divided into four parts:


Part 1.      Overview.                                                 Page 2
Part 2.      Proposals.                                                Page 4
Part 3.      Information Regarding Voting and Shareholder              Page 23
             Meetings.
Part 4.      Fund Information.                                         Page 24


If at any time you have any questions regarding the information contained in the proxy statement, please call SCC at 1-800-733-8481, ext. 400. This proxy statement was first mailed to shareholders on September 9, 1998.

PART 1.       OVERVIEW.

The Board of Trustees (Trustees) of Colonial Trust VII (Trust) on behalf of Newport Tiger Fund (Fund), of which the Fund is a series, has called a Special Meeting of Shareholders (Meeting) for 10:00 a.m. Eastern Time, Friday, October 30, 1998, for the purposes described in the accompanying Notice of Special Meeting of Shareholders and as summarized below. The purpose of this proxy statement is to provide you with additional information regarding the proposals to be voted on at the Meeting and to request your proxy to vote in favor of the proposals.

Set forth below is a summary of each proposal that the Trustees recommend that you consider:

PROPOSAL 1.   ELECTION OF A BOARD OF TRUSTEES.

We ask that you consider the election of thirteen nominees as members of the Trustees. Each nominee, if elected, will serve as a trustee of the Trust until the next meeting of shareholders or until a successor is elected, or until death, resignation, removal or retirement.

PROPOSAL 2.   AMEND FUNDAMENTAL INVESTMENT POLICIES REGARDING BORROWING AND
              LENDING.

We ask that you approve amending the fundamental policies regarding borrowing and lending so that we can establish an interfund lending program for the Fund. This program would permit your Fund to borrow money from another Colonial Mutual Fund as needed to satisfy redemption requests. In addition, the program would allow your Fund to lend money to another Colonial Mutual Fund to meet its temporary borrowing needs.

Normally, the Fund has sufficient cash to satisfy daily redemption requests. However, there are times when the Fund could be short on cash which would delay payment of redemption proceeds for up to seven days. Generally, the interfund lending program would allow the Fund to meet redemption requests on the next business day after the request was received. The Trustees believe that the program will benefit the Fund by facilitating the Fund's flexibility to use the most cost-effective alternative to satisfy these short-term borrowing requirements.


PROPOSAL 3.   APPROVE CHANGES TO FUNDAMENTAL INVESTMENT POLICIES.

We ask that you approve changes to the fundamental investment policies. The Trustees believe that by minimizing the number of policies that can be changed only by shareholder vote, the Trustees and the Fund will have greater flexibility to modify Fund policies, as appropriate, in response to changing markets and in light of new investment opportunities and instruments. The Trustees do not anticipate that the changes, individually or in the aggregate, will result at this time in a material change in the level of investment risk associated with an investment in the Fund.

PROPOSAL 4.   AMEND AND RESTATE THE AGREEMENT AND DECLARATION OF TRUST.

We ask that you approve amending and restating the Trust's Agreement and Declaration of Trust to maintain conformity among the organizational documents for the funds in the Colonial Mutual Funds family. The proposed changes are not expected to have any material effect on the operation or portfolio management of the Fund. Adoption of the amended and restated Agreement and Declaration will not alter in any way the Trustees' existing fiduciary obligations to act with due care and in the shareholders' interests.

PROPOSAL 5.   APPROVE POLICES FOR A MASTER FUND/FEEDER FUND STRUCTURE.

We ask that you approve policies so that your Fund has the ability to convert to a master fund/feeder fund structure. The Trustees have no present plans to convert the Fund to a master fund/feeder fund structure; however, in the future, it may be advantageous to convert the Fund to obtain greater efficiencies. Currently, the Fund's fundamental policies do not allow for such a structure. Obtaining your approval now would eliminate expenses and delays associated with subsequent shareholder meetings. Your Fund would only be able to convert to a master fund/feeder fund structure if the Trustees believe it is in the best interest of both you and your Fund.

PART 2.       PROPOSALS.

PROPOSAL 1.   TO ELECT A BOARD OF TRUSTEES.

The purpose of this proposal is to elect four new members as well as the currently serving members of the Trustees of the Trust. All of the nominees listed below, except for the proposed four new members (Ms. Verville, Messrs. Carberry and Macera and Dr. Stitzel), are currently Trustees of the Newport Tiger Fund, five closed-end funds and thirty-eight open-end funds (Colonial Mutual Funds family) and have served in that capacity continuously since originally elected or appointed. Ms. Verville, Messrs. Carberry and Macera and Dr. Stitzel were recommended for election as Trustees of the Trust by the Trustees at a meeting held on June 18, 1998. Each of the nominees elected will serve as a Trustee of the Trust until the next meeting of shareholders of the Trust is called for the purpose of electing a Board of Trustees, and until a successor is elected and qualified or until death, retirement, resignation, removal or retirement. The persons named in the enclosed proxy card intend to vote at the Meeting in favor of the election of the nominees named below as Trustees of the Trust if so instructed.

The following table sets forth certain information about each nominee:

                                                                            Year of
                                                                          Election or
                                                                        Recommended for
                                                                          Election as
Nominee Name & Age       Principal Occupation(1) and Directorships          Trustee
------------------       -----------------------------------------          -------


Robert J. Birnbaum       Retired (formerly Special Counsel, Dechert         1995
(70)                     Price & Rhoads (law) from September, 1988 to
                         December, 1993).  Director or Trustee:
                         Liberty All-Star Equity Fund, Liberty
                         All-Star Growth Fund, Inc., The Emerging
                         Germany Fund.

Tom Bleasdale            Retired (formerly Chairman of the Board and        1987
(68)                     Chief Executive Officer, Shore Bank & Trust
                         Company (banking) from 1992 to 1993).
                         Director:  Empire Company Limited.

John Carberry(2)         Senior Vice President of Liberty Financial         1998
(51)                     Companies, Inc. (formerly Managing Director,
                         Salomon Brothers (investment banking) from
                         January 1988 to January 1998).

Lora S. Collins          Attorney (formerly Attorney, Kramer, Levin,        1991
(62)                     Naftalis & Frankel (law) from September,
                         1986 to November, 1996).

James E. Grinnell        Private Investor since November, 1988.             1995
(68)                     Director or Trustee:  Liberty All-Star
                         Equity Fund, Liberty All-Star Growth Fund,
                         Inc.

Richard W. Lowry         Private Investor since August, 1987.               1995
(62)                     Director or Trustee:  Liberty All-Star
                         Equity Fund, Liberty All-Star Growth Fund,
                         Inc.


--------
(1) Except as otherwise noted, each individual has held the office indicated or other offices in the same company for the last five years.
(2) Mr. Carberry is an "interested person," as defined in the Investment Company Act of 1940 (1940 Act), because of his affiliation with Liberty Financial Companies, Inc. (Liberty Financial), an indirect majority-owned subsidiary of Liberty Mutual Insurance Company.

                                                                           Year of
                                                                          Election or
                                                                        Recommended for
                                                                          Election as
Nominee Name & Age       Principal Occupation(3) and Directorships          Trustee
------------------       -----------------------------------------          -------


Salvatore Macera         Private Investor (formerly Executive Vice          1998
(67)                     President of Itek Corp. and President of
                         Itek Optical & Electronic Industries, Inc.
                         (electronics)). Trustee: Liberty Variable
                         Investment Trust, Stein Roe Variable
                         Investment Trust.

William E. Mayer(4)      Partner, Development Capital, LLC                  1994
(57)                     (investments) (formerly Dean of the College
                         of Business and Management, University of
                         Maryland (higher education) from October,
                         1992 to November, 1996; Dean of the Simon
                         Graduate School of Business, University of
                         Rochester (higher education) from October,
                         1991 to July, 1992). Director or Trustee:
                         Hambrecht & Quist Incorporated, Chart House
                         Enterprises, Johns Manville, Liberty All-Star
                         Equity Fund.

James L. Moody, Jr.      Retired (formerly Chairman of the Board from       1986
(66)                     May, 1994 to May, 1997, Chief Executive
                         Officer and Director from May, 1973 to May,
                         1992, Hannaford Bros. Co. (food
                         distributor)). Director or Trustee: Penobscot
                         Shoe Co., Staples, Inc., UNUM Corporation,
                         IDEXX Laboratories, Inc., Empire Company
                         Limited.


--------
(3) Except as otherwise noted, each individual has held the office indicated or other offices in the same company for the last five years.
(4) Mr. Mayer is an "interested person," as defined in the 1940 Act because of his affiliation with Hambrecht & Quist Incorporated (a registered broker-dealer).

                                                                            Year of
                                                                          Election or
                                                                        Recommended for
                                                                          Election as
Nominee Name & Age       Principal Occupation(5) and Directorships          Trustee
------------------       -----------------------------------------          -------


John J. Neuhauser        Dean of the School of Management, Boston           1985
(55)                     College (higher education) since 1977.
                         Director: Hyde Athletic Industries, Inc.,
                         Liberty All-Star Equity Fund, Liberty
                         All-Star Growth Fund, Inc.

Thomas E. Stitzel        Professor of Finance, College of Business,         1998
(58)                     Boise State University (higher education);
                         Business consultant and author. Trustee:
                         Liberty Variable Investment Trust, Stein Roe
                         Variable Investment Trust.

Robert L. Sullivan       Retired Partner, KPMG Peat Marwick LLP             1989
(70)                     (management consulting) (formerly
                         self-employed management consultant).

Anne-Lee Verville        Consultant (formerly General Manager, Global       1998
(51)                     Education Industry from 1994 to 1997, and
                         President, Applications Solutions Division
                         from 1991 to 1994, IBM Corporation (global
                         education and global applications)).


--------
(5) Except as otherwise noted, each individual has held the office indicated or other offices in the same company for the last five years.

                 Trustees' Compensation; Meetings and Committees

A. Trustees' Compensation. The Trustees serve as trustees of the Colonial Mutual Funds family (including the Fund), for which each Trustee will receive an annual retainer of $45,000 and attendance fees of $8,000 for each regular joint meeting and $1,000 for each special joint meeting. Committee chairs and the lead Trustee receive an annual retainer of $5,000 and Committee chairs receive $1,000 for each special meeting attended on a day other than a regular joint meeting day. Committee members receive an annual retainer of $1,000 and $1,000 for each special meeting attended on a day other than a regular joint meeting day. Two-thirds of the Trustees' fees are allocated among the Colonial Mutual Funds based on each Colonial Mutual Fund's relative net assets, and one-third of the fees are divided equally among the Colonial Mutual Funds.

Further information concerning the Trustees' compensation is disclosed under
Part 4. Fund information on page 31.

B. Meetings and Committees. The Trust's current Trustees consist of one interested and eight non-interested Trustees.

The Trust's Audit Committee, consisting of Messrs. Bleasdale, Grinnell, Lowry, Moody and Sullivan all of whom are non-interested Trustees, recommends to the Trustees the independent accountants to serve as auditors, reviews with the independent accountants the results of the auditing engagement and internal accounting procedures and considers the independence of the independent accountants, the range of their audit services and their fees.

The Trust's Compensation Committee, consisting of Ms. Collins and Messrs. Birnbaum, Grinnell and Neuhauser, all of whom are non-interested Trustees, reviews compensation of the Trustees.

The Trust's Governance Committee, consisting of Messrs. Bleasdale, Lowry, Mayer, Moody and Sullivan, recommends to the Trustees, among other things, nominees for trustee and for appointments to various committees. The Committee will consider candidates for trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee in care of the Trust.

The Trust's Trustees and the Committees held the following number of meetings during the Fund's fiscal year ended December 31, 1997:

                                 Number of Meetings Held
                                 -----------------------

Board of Trustees                             6
Audit Committee                               2
Compensation Committee                        2
Governance Committee                          5

During the fiscal year ended December 31, 1997, each of the current Trustees attended more than 75% of the meetings of the Trustees and the committees of which such Trustee is a member.

If any nominee listed above becomes unavailable for election, the enclosed proxy card may be voted for a substitute nominee in the discretion of the proxy holder(s).

THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE FOR PROPOSAL 1.

                          REQUIRED VOTE FOR PROPOSAL 1

A plurality of the votes cast at the Meeting, if a quorum is represented, is required for the election of each Trustee.

PROPOSAL 2.   TO AMEND FUNDAMENTAL INVESTMENT POLICIES REGARDING BORROWING AND
              LENDING.

A. Purpose of This Proposal. The Trustees have approved an interfund lending program for the Fund and any affiliated funds and related changes to the Fund's investment policies on borrowing and lending. The program will allow one fund in the Colonial Mutual Funds family (including the Fund) to lend money to another fund in the Colonial Mutual Funds family (including the Fund) if it makes good financial sense for both funds to do so. The Fund and the other funds in the Colonial Mutual Funds family do not currently intend to use this program to leverage their investments. The Fund and the other funds in the Colonial Mutual Funds family intend to submit an application to the Securities and Exchange Commission (SEC) to participate in such a program.

B. Reasons for the Fund to Participate in an Interfund Lending Program. When available cash is not sufficient to meet shareholder redemptions, it may be advantageous for the Fund to borrow money for a short time instead of raising cash by selling portfolio securities, which would be disruptive to the Fund's investment strategy. The Trustees believe that the program will benefit the Fund by facilitating the Fund's flexibility to use the most cost-effective alternative to satisfy these short-term borrowing requirements. The Trustees also believe that the fund needing cash may be able to obtain lower interest rates on short-term borrowing through an interfund lending program and that the fund lending the cash may be able to obtain a higher rate of return with interest rates on alternative short-term investments. Interfund lending would be permitted only if the terms are at least as favorable as the terms the Fund could otherwise negotiate with a third party and if the transaction is conducted in accordance with certain safeguards set forth on page 11. These safeguards are generally imposed by the SEC as conditions to the SEC's authorization to enter into such a program.

C. Current Policy on Borrowings. Normally, the Fund has sufficient cash to satisfy daily redemption requests. However, there are times when the Fund could be short on cash while awaiting settlement of its securities trades (typically a three business day process). Pursuant to current law, the Fund could defer payment of sale proceeds for up to seven days. However, generally, the interfund lending program would allow the Fund to borrow money to meet redemption requests on the next business day after the request is received. The Fund and the other funds in the Colonial Mutual Funds family currently maintain a $200 million committed credit facility with Bank of America National Trust and Savings Association for short-term borrowing needs. It is expected that the interfund lending program will supplement, rather than replace, the credit facility as a means of satisfying these borrowing needs.

D. Current Policy on Lending. The Fund maintains cash reserves to satisfy daily redemption requests. The Fund may put its cash reserves to work by entering into repurchase agreements whereby the Fund buys a security from a bank or dealer, which is obligated to buy it back at a fixed price and time. Basically, the repurchase agreement arrangements are loans from the Fund to the bank or dealer. The difference between the purchase and resale prices represents the Fund's interest on the loan.

E. The Interfund Lending Program Will Allow the Fund to Match the Borrowing and Lending Needs of Different Funds. The interfund lending program would allow CMA on any given day, to match up the funds in the Colonial Mutual Funds family (including the Fund) wishing to borrow money to satisfy redemption requests and the funds in the Colonial Mutual Funds family (including the Fund) wishing to lend money to banks to generate additional income. CMA could arrange loans between the matched funds in the Colonial Mutual Funds family (including the Fund), pursuant to the master loan agreement and the SEC's conditions for this program. By arranging loans between the matched funds in Colonial Mutual Funds family (including the Fund) instead of banks, the funds in Colonial Mutual Funds family (including the Fund) will be able to borrow money more cost effectively and lend money more profitably.

F. Credit Risks. When one fund in the Colonial Mutual Funds family (including the Fund) lends money to another fund in the Colonial Mutual Funds family (including the Fund), the lending fund is subject to credit risks if the borrowing fund fails to repay the loan. The Fund presently faces similar risks when lending money to a bank through repurchase agreements. The Trustees believe that the risk is extremely minimal in both cases. To minimize credit risks, the Fund will not be permitted to participate in the program unless participating in the program provides a more favorable interest rate than the interest rate a bank can offer. Also, if the Fund borrows or lends money through the program, the borrowing or lending activity must be consistent with the Fund's investment objective and investment policies. Other important safeguards for the Colonial Mutual Funds family (including the Fund) include the following:

a. Interfund loan rates will be determined by a pre-established formula based on quotations from independent banks.
b. If a fund in the Colonial Mutual Funds family (including the Fund) has outstanding borrowings from all sources greater than 10% of its total assets, then the fund must secure each additional outstanding interfund loan by the pledge of segregated collateral.
c. A fund in the Colonial Mutual Funds family (including the Fund) may not make interfund loans in excess of 5% (equity funds), 7.5% (bond funds) or 10% (money market funds) of its net assets.
d. An interfund loan of a fund in the Colonial Mutual Funds family (including the Fund) to any one fund shall not exceed 5% of the lending fund's net assets.
e.   An interfund loan may not be outstanding for more than seven days.
f. Interfund borrowings of a fund in the Colonial Mutual Funds family (including the Fund) may not exceed 125% of the fund's total redemptions for the preceding seven days.
g. CMA must allocate interfund loans on an equitable basis among funds in the Colonial Mutual Funds family (including the Fund), without the intervention of the portfolio manager of any fund.
h. Quarterly reports must be made to the Trustees with respect to any interfund loans and the Trustees will monitor the program to ensure that the Fund's participation is appropriate.

G. Changes to Fundamental Policies to Permit Participation in the Interfund Lending Program and to Increase the Permitted Amount of Borrowing. The Fund's current fundamental investment policies regarding borrowing and lending do not allow for the interfund lending program. The Trustees recommend that the Fund's shareholders vote to amend the current fundamental investment policies on borrowing and lending to allow for such a program.

1.        Borrowing Policies as Described Below.

          The Fund's current fundamental investment policy with respect to borrowing is as follows:

               "The Fund may borrow amounts in excess of 5% of the Fund's net asset value, and only from banks as a temporary measure for extraordinary or emergency purposes and not for investment in securities. To avoid the untimely disposition of assets to meet redemptions, the Fund may borrow up to 20% of the value of its assets to meet redemptions. The Fund will not make other investments while such borrowings are outstanding. The Fund will not mortgage, pledge or in any other manner transfer, as security for indebtedness, any of its assets. (Short-term credits necessary for the clearance of purchases or sales of securities will not be deemed to be borrowings by the Fund.)"

          The Trustees recommend amending the above fundamental investment policy regarding borrowing for the Fund as set forth below. In addition to amending this policy to permit interfund loans, the Trustees recommend amending this policy to permit the Fund to borrow up to 33-1/3% of the Fund's total assets. The Fund's current policy of limiting borrowings to 10% of assets and only for temporary or emergency purposes was adopted a number of years ago in response to certain regulatory requirements or business or industry conditions that no longer exist. The proposed changes will not materially affect how the Fund is managed because the Fund will continue its policy of not leveraging its assets.

               "The Fund may borrow from banks, other affiliated funds and other persons to the extent permitted by applicable law, provided that the Fund's borrowings shall not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law."

2.        Lending Policies.

          The Fund's current fundamental investment policy with respect to lending is as follows:

               "The Fund may not make loans, except that the Fund may: (a) acquire for investment a portion of an issue of bonds, debentures, notes or other evidences of indebtedness of a corporation or government; (b) enter into repurchase agreements, secured by U.S. government or Agency securities."

          The Trustees recommend amending the above fundamental investment policy regarding lending for the Fund as set forth below. In addition to amending these policies to permit interfund lending, the Trustees recommend these policies to permit the Fund to engage in securities lending without limitation. The Fund has no present intention of engaging in securities lending.

               "The Fund may make loans (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions,
               (c) through an interfund lending program with other affiliated funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33-1/3% of the value of its total assets (taken at market value at the time of such loans), and (d) through repurchase agreements."

THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE FOR PROPOSAL 2.

                          REQUIRED VOTE FOR PROPOSAL 2

Approval requires the affirmative vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act), of the Fund which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy.

PROPOSAL 3.   TO CHANGE FUNDAMENTAL INVESTMENT POLICIES.


The Fund has adopted certain fundamental investment policies (fundamental policies) that are set forth in the Fund's statement of additional information, which may be changed only with shareholder approval. Policies that the Fund has not specifically designated as being fundamental are considered to be "non-fundamental" and may be changed by the Trustees without shareholder approval.


Certain of the fundamental policies that the Fund has adopted in the past reflect regulatory, business or industry conditions, practices or requirements which at one time, for a variety of reasons, led to the imposition of limitations on the management of the Fund's investments. With the passage of time, the development of new practices and changes in regulatory standards, several of these fundamental policies are considered by Fund management to be unnecessary or unwarranted. Several fundamental policies were imposed by certain states in which the Fund has qualified its shares for sale. Federal legislation has preempted the States from imposing such fundamental policies with the enactment of the National Securities Markets Improvement Act of 1996. Other fundamental policies reflect federal regulatory requirements which remain in effect, but which are not required to be stated as fundamental policies.


Accordingly, the Trustees have approved revisions to the Fund's fundamental policies in order to simplify, modernize and make more uniform those fundamental policies that are required under the 1940 Act to be fundamental, to reclassify certain fundamental policies as non-fundamental and to eliminate those fundamental policies that are not legally required.


The Trustees believe that by minimizing the number of fundamental policies that can be changed only by shareholder vote, the Trustees and the Fund will have greater flexibility to modify the Fund's non-fundamental investment policies, as appropriate, in response to changing markets and in light of new investment opportunities and strategies. The Fund will then be able to avoid the costs and delays associated with a shareholder meeting when making changes to the non-fundamental investment policies that, at a future time, the Trustees consider desirable. Although the proposed changes in fundamental policies will allow the Fund greater investment flexibility to respond to future investment opportunities, the Trustees do not anticipate that the changes, individually or in the aggregate, will result at this time in a material change in the level of investment risk associated with an investment in the Fund.


The text of each proposed change to the Fund's fundamental policies is set forth in the following pages. The text in the following pages also describes those non-fundamental investment policies that would be adopted by the Trustees in conjunction with the elimination of the fundamental policies under this Proposal.


A.   Fundamental Investment Policies to be Revised but Remain Fundamental:

Change No. 1
------------

The 1940 Act requires the Fund to have a policy with respect to the concentration of its assets in particular industries, with the Fund being generally prohibited from reserving freedom of action with respect to its ability to so concentrate its investments. "Concentration" is deemed by the SEC and its Staff to mean investment of 25% or more of the Fund's assets in the securities of issuers in a particular industry. The Trustees have recommended amending the Fund's current policy on concentration to make specific reference to this 25% limitation. In addition, the policy is proposed to be further revised to provide that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

Current text

[The Fund may not] as to 75% of the Fund's assets, purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the Government of the United States or any agency or instrumentality thereof) if, as a result of such purchase, more than 5% of the Fund's total assets would be invested in the securities of such issuer.

[The Fund may not] concentrate the Fund's investments in any industry.

Proposed text

[The Fund may] not concentrate more than 25% of the Fund's total assets in any industry (other than obligations issued or guaranteed as to principal and interest by the Government of the United States or any agency or instrumentality thereof) or with respect to 75% of the Fund's assets, purchase the securities of any issuer if, as a result of such purchase, more than 5% of the Fund's total assets would be invested in the securities of such issuer. Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest all or a portion of its investable assets in investment companies with substantially the same investment objective, policies and restrictions as the Fund.

Change No. 2
------------

The 1940 Act requires the Fund to have a fundamental policy regarding the underwriting of securities. The Trustees propose to amend the current policy to make it clear that the policy is not violated if the Fund is deemed, as a technical matter, to be an underwriter by virtue of selling portfolio securities. In addition, it is proposed to reclassify as a non-fundamental policy the policy on investing in more than 10% of the Fund's assets in unregistered securities.

Current text

[The Fund may not] act as an underwriter of securities of other issuers, except that the Fund may invest up to 10% of the value of its total assets (at time of investment) in portfolio securities which it might not be free to sell to the public without registration of such securities under the Securities Act of 1933 or any foreign law restricting distribution of securities in a country of a foreign issuer (restricted securities).

Proposed text

[The Fund may] underwrite securities issued by others only when disposing of portfolio securities.

Change No. 3
------------

The Fund has a fundamental policy with respect to put and call options. The Trustees propose to amend the current fundamental policy to permit the use of these options as well as futures contracts, subject to certain limitations.

Current text

[The Fund may not] write or trade in put or call options.

Proposed text

[The Fund may] purchase and sell futures contracts and related options as long as the total initial margin and premiums do not exceed 5% of total assets.

Change No. 4
------------

The Fund has a fundamental policy with respect to investments in real estate acquisition. The Trustees propose to amend the current fundamental policy to permit the holdings of real estate up to 5% of total assets as the result of owning portfolio securities.

Current text

[The Fund may not] purchase or sell real estate provided that liquid securities of companies which deal in real estate or interests therein will not be deemed to be investments in real estate.

Proposed text

[The Fund may] only own real estate acquired as the result of owning securities and not more than 5% of total assets.



B.   Fundamental Investment Policies Proposed to be Eliminated:

Change No. 5
------------

The Trustees recommend eliminating the following fundamental policies.

a. [The Fund may not] purchase stock or securities of an issuer (other than obligations of the United States or any agency or instrumentality thereof) if such purchase would cause the Fund to own more than 10% of any class of the outstanding stock or securities or more than 10% of any class of voting securities of such issuer.

b. [The Fund may not] buy or sell commodities or commodity contracts, provided, however, that the Fund may utilize not more than 1.00% of its assets for deposits or commissions required to enter into forward foreign currency contracts for hedging purposes as described under "Miscellaneous Investment Practices."

c. [The Fund may not] invest in companies for the purpose of exercising control.

d. [The Fund may not] invest in securities of other investment companies except by purchase in the open market involving only customary broker's commissions, or as part of a merger, consolidation, or acquisition of assets.

e.   [The Fund may not] issue senior securities.

f. [The Fund may not] participate on a joint and several basis in any securities trading account.

g. [The Fund may not] purchase securities on margin, but the Fund may utilize such short-term credits as may be necessary for clearance of purchases or sales of securities.

h. [The Fund may not] invest in interests in oil, gas or other mineral exploration or development programs, including leases.

C. Fundamental Investment Policy Proposed to be Made Non-fundamental. The Trustees recommend reclassifying the following fundamental policy as a non-fundamental policy.


Change No. 6
------------

Current text

[The Fund may not] engage in short sales.

Proposed text

[The Fund may not] have a short sales position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of securities.


See Exhibit B for the full text of the current and proposed investment policies.

THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE FOR PROPOSAL 3.

                          REQUIRED VOTE FOR PROPOSAL 3

Approval requires the affirmative vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or
(2) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy.

PROPOSAL 4.   TO AMEND AND RESTATE THE AGREEMENT AND DECLARATION OF TRUST.

The Trust was established in 1991 by Liberty Financial Companies, Inc. (Liberty Financial). When Liberty Financial acquired Newport Pacific Management, Inc., the predecessor Newport Tiger Fund was merged into the Trust and the Trust's name was changed to its current name, Colonial Trust VII. As a result, the Trust's existing Agreement and Declaration of Trust (Existing Declaration of

Trust) has a number of differences among it and the Declarations of Trust of the other funds in the Colonial Mutual Funds family. In a continuing effort to maintain conformity among the organizational documents for the funds in the Colonial Mutual Funds family (including the Fund), the Trustees recommend that the Trust's Existing Declaration of Trust be amended and restated to conform to the Declaration of Trust adopted by the other funds in the Colonial Mutual Funds family. The proposed changes to the Existing Declaration of Trust are not expected to have any material effect on the operation or portfolio management of the Fund. Adoption of the amended and restated Declaration of Trust (New Declaration of Trust) will not alter in any way the Trustees' existing fiduciary obligations to act with due care and in the shareholders' interests. A copy of the proposed New Declaration of Trust is attached as Exhibit C.

The differences between the Trust's Existing Declaration of Trust and the New Declaration of Trust are as follows:

A. Termination of the Trust or a Series or Class of Shares. The Existing Declaration of Trust requires a shareholder vote to terminate the Trust. The New Declaration of Trust provides that the Trustees may terminate the Trust by providing written notice to shareholders.

B.        Trustees.

          1. Number. The Existing Declaration of Trust requires that the number of trustees be fixed in writing by the trustees and that the number of trustees be between 3 and 15. The New Declaration of Trust does not require that the number be fixed in writing and only requires that there be at least 3 trustees with no upper limit.

          2. Appointment and Resignation. The Existing Declaration of Trust requires that each new trustee be appointed in writing and must accept his or her appointment in writing. Resignations must also be in writing under the Existing Declaration of Trust. The New Declaration of Trust does not have these requirements.

          3. Removal. The Existing Declaration of Trust contemplates removal of a trustee only for "cause" and in such case by a 2/3 vote of either the trustees or shareholders. The New Declaration of Trust allows for removal of a trustee, with or without cause, upon a vote by a majority of the trustees or 2/3 of the shareholders.

          4. Power of Attorney. The Existing Declaration of Trust provides that a trustee can give another trustee his power of attorney, but only for up to 6 months in duration with the additional requirement that any action taken by the trustees must be taken by at least two of the trustees. The New Declaration of Trust does not contain any restrictions with respect to powers of attorney.

C. Service Contracts. The Existing Declaration of Trust requires that the custodian agreement be with a bank or trust company having capital, surplus and undivided profits of at least $2 million. The New Declaration of Trust does not impose this requirement.

D. Shareholder Votes. The Existing Declaration of Trust specifically requires a 2/3 shareholder vote in connection with any merger, consolidation or sale of fund assets while the New Declaration of Trust is silent in this regard.

E. Shares. The Existing Declaration of Trust requires that each new series or class be established in writing setting forth the relative rights and preferences of that class or series. The New Declaration of Trust does not have such a requirement.

F. Shareholder Reports. The Existing Declaration of Trust requires semiannual reports to shareholders with financial statements which are audited at least annually. The New Declaration of Trust is silent with respect to shareholder reports.

THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE FOR PROPOSAL 4.

                          REQUIRED VOTE FOR PROPOSAL 4

Approval of the amended and restated Agreement and Declaration of Trust requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund (as defined in the 1940 Act), which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy.

PROPOSAL 5.   TO APPROVE POLICIES FOR A MASTER FUND/FEEDER FUND STRUCTURE.

A. Overview of Master Fund/Feeder Fund Structure. "Master fund/feeder fund" refers to a structure in which a fund (a feeder fund) seeks to achieve its investment objective by investing all or substantially all of its assets in shares of, or interests in, another fund (the master fund) having a similar investment objective and policies as the feeder fund. The master fund, in turn, invests in individual securities. Typically, a master fund will have more than one feeder fund, with each feeder fund marketed to a particular class or classes of investors or through a different distribution channel. For example, shares of one feeder fund might be offered to individual investors, shares of another feeder fund to institutions, and shares of a third to retirement plans or their participants. The primary reason to use the master fund/feeder fund structure is to provide a mechanism to pool, in a single master fund, investments of different investor classes, resulting in a larger portfolio, investment and administrative efficiencies and economies of scale. The diagram below compares the Fund's current structure to a typical master fund/feeder fund structure. CMA currently acts as administrator of three funds that utilize a master fund/feeder fund structure, Colonial Global Utilities Fund, Colonial Money Market Fund and Colonial Municipal Money Market Fund.

[GRAPHIC REPRESENTATION OF FUND STRUCTURES]

CURRENT STRUCTURE                      MASTER/FUND/FEEDER FUND STRUCTURE

Fund Shareholders             Fund Shareholders         Other Feeder Fund Shareholders
   ( ) ( ) ( )                   ( ) ( ) ( )         ( ) ( ) ( )             ( ) ( ) ( )
    |   |   |                     |   |   |           |   |   |               |   |   |
-----------------             -----------------    -----------------       -----------------
|                |            |               |    |                |      |                |
|  Individual    |            |      Fund*    |    |  Other Feeder  |      |  Other Feeder  |
|  Securities    | Fund       |               |    |     Fund*      |      |     Fund*      |
|                |            |               |    |                |      |                |
-----------------             -----------------    ---------|-------       -----------------
                                                  \         |         /
                                                   \        |        /
                                                    \-------|-------/
                                                     |             |
                                                     |  Individual |
                                                     |  Securities |     Master Fund
                                                     |             |
                                                     ---------------

          *Each feeder fund holds only interests in the master feeder

[END OF GRAPHIC REPRESENTATION OF FUND STRUCTURES]

B. No Current Plans to Convert the Fund to a Master Fund/Feeder Fund Structure. The Trustees have no present plans to convert the Fund to a master fund/feeder fund structure. However, in the future it may be advantageous for the Fund to be converted in order to obtain greater efficiencies. The Trustees are proposing new disclosure to the Fund's statement of additional information which would eliminate having to obtain a subsequent shareholder vote before implementing a conversion. This would eliminate the expenses and delays associated with a subsequent shareholder meeting if the Fund wishes to convert to a master fund/feeder fund structure. Any such conversion will be approved by the Trustees and notification will be provided to shareholders.

C. Management under a Master Fund/Feeder Fund Structure. The Fund would not be managed significantly different under a master fund/feeder fund structure. The master fund in which the assets of the feeder fund would invest would have a similar investment objective and substantially the same investment policies of the feeder fund. Therefore, the master fund will invest in the same types of securities in which the feeder fund is authorized to invest.


D. Changes to Fundamental Investment Policies to Allow the Conversion to a Master Fund/Feeder Fund Structure. Currently, the Fund has a fundamental investment policy that may not permit the Fund to organize as a master fund/feeder fund. The Board of Trustees recommends adding the following sentence to the Fund's statement of additional information to clarify that the Fund may be organized as a master fund/feeder fund structure:

Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest all or a portion of its investable assets in investment companies with substantially the same investment objective, policies and restrictions as the Fund.

THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE FOR PROPOSAL 5.

                          REQUIRED VOTE FOR PROPOSAL 5

Approval requires the affirmative vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or
(2) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy.

PART 3.       INFORMATION REGARDING VOTING AND SHAREHOLDER MEETINGS.

This section provides further information regarding the methods of voting and shareholder meetings.

A. Proxy Solicitation Methods. Shareholders of the Fund entitled to vote at the Meeting will receive proxy materials in the mail. The Fund has engaged the services of SCC to assist in the solicitation of proxies. As the date approaches, if your vote is not received, you may receive a call from SCC reminding you to exercise your right to vote. At this time, you may elect to vote your shares telephonically.


B. Proxy Solicitation Costs. The Fund will bear the cost of the solicitation which includes printing of proxy materials, mailing and the tabulation of votes. By voting as soon as you receive your proxy materials, you will help reduce the cost of additional mailings. The cost of this assistance for your Fund is not expected to exceed $38,000.

C. Record Date and Quorum. Shareholders of record at the close of business on August 21, 1998 (Record Date) will have one vote for each share held. Holders of 30% of Fund shares outstanding on the Record Date constitute a quorum and must be present in person or represented by proxy for business to be transacted at the Meeting. Regardless of how you vote ("For," "Against" or "Abstain"), your shares will be counted as present and entitled to vote for purposes of determining the presence of a quorum. If a shareholder withholds authority or abstains, or the proxy reflects a "broker non-vote" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), it will have the effect of votes (a) present for purposes of determining a quorum for each proposal and (b) against proposals 2 through 5. With respect to the election of Trustees, withheld authority, abstentions and broker non-votes have no effect on the outcome of the voting.

D. Revoking Your Proxy. You may revoke your proxy at any time up until the voting results are announced at the Meeting. You may revoke your vote by writing to the Secretary of the Fund, Nancy L. Conlin, One Financial Center, 11th Floor, Boston, MA 02111-2621. You may also revoke your proxy by voting again by using one of the following four ways: (a) by accessing our Web site, (b) by using your enclosed proxy card; (c) by fax (not available for all shareholders; refer to the enclosed proxy insert) or (d) by voting in person at the Meeting. You may also revoke your vote telephonically by calling SCC at 1-800-733-8481, ext. 400


E. Shareholder Proposals. Proposals of shareholders which are intended to be considered for inclusion in the Fund's proxy statement must be received within a reasonable amount of time prior to any meeting. The Fund does not currently intend to hold a shareholder meeting in 1999.


F. Annual/Semiannual Reports. Further information concerning your Fund is contained in its most recent Annual and/or Semiannual Report to Shareholders, which is obtainable free of charge by writing Colonial Management Associates, Inc. at One Financial Center, Boston, Massachusetts 02111-2621 or by calling 1-800-426-3750.

G. Litigation. The Fund is not currently involved in any material litigation.

H. Other Matters. As of the date of this proxy statement, only the business mentioned in proposals 1 through 5 of the Notice of the Special Meeting of Shareholders is contemplated to be presented. If any procedural or other matters come before the Meeting, your proxy shall be voted in accordance with the best judgement of the proxy holder(s).

PART 4.       FUND INFORMATION.

As of the Record Date, the Fund had the following outstanding shares of beneficial interest:

    Class A          Class B         Class C         Class T         Class Z
    -------          -------         -------         -------         -------

 36,774,795.264   38,662,292.481  7,137,559.976   7,388,451.919   18,577,723.720


As of the Record Date, the following persons were known to own beneficially 5% or more of the outstanding Class(es) of shares of the Fund:

                                                 Number
  Class of                                      of Shares        Percentage of
   Shares           Name and Address              Owned          Shares Owned
   ------           ----------------              -----          ------------


   Class A     Charles Schwab & Co. Inc.      3,987,019.123         10.84%
               Cash Account
               Attn: Mutual Funds Dept.
               101 Montgomery Street
               San Francisco, CA  94104

                                                 Number
  Class of                                      of Shares        Percentage of
   Shares           Name and Address              Owned          Shares Owned
   ------           ----------------              -----          ------------

   Class A     Merrill Lynch Pierce           2,925,682.689          7.95%
               Fenner & Smith
               For the Sole Benefit of
               its Customers
               Attn: Fund Administration
               #97F88
               4800 Deer Lake Drive E 2nd
               Fl.
               Jacksonville, FL 32246 6484

   Class A     Retirement Plan                1,969,438.712          5.35%
               The Northern Trust Company
               Trustee fbo A.G. Edwards
               Inc.
               A/C Master Account
               P. O. Box 92956
               Chicago, IL  60675

   Class B     Merrill Lynch Pierce           7,261,520.390         18.78%
               Fenner & Smith
               For the Sole Benefit of
               its Customers
               Attn: Fund Administration
               #97F88
               4800 Deer Lake Drive E 2nd
               Fl.
               Jacksonville, FL 32246-6484

                                                 Number
  Class of                                      of Shares        Percentage of
   Shares           Name and Address              Owned          Shares Owned
   ------           ----------------              -----          ------------

   Class C     Merrill Lynch Pierce           2,507,169.058         35.12%
               Fenner & Smith
               For the Sole Benefit of
               its Customers
               Attn: Fund Administration
               #97F88
               4800 Deer Lake Drive E 2nd
               Fl.
               Jacksonville, FL 32246-6484

   Class Z     Charles Schwab & Co. Inc.      3,471,055.871         18.68%
               Cash Account
               Attn: Mutual Funds Dept.
               101 Montgomery Street
               San Francisco, CA  94104

   Class Z     The James Irvine Foundation    3,095,029.116         16.65%
               One Market Steuart Tower
               Suite 2500
               San Francisco, CA  94105

   Class Z     The Northern Trust Co. Ttee    1,862,054.338         10.02%
               Liberty Mutual
               401(k) Retirement Plan
               A/C Omnibus Account
               P.O. Box 29256
               Chicago, IL  60607

                                                 Number
  Class of                                      of Shares        Percentage of
   Shares           Name and Address              Owned          Shares Owned
   ------           ----------------              -----          ------------

   Class Z     Workers Compensation Board     1,377,887.881          7.41%
               of New Brunswick A/C
               #092929002
               Royal Trust Corp. Cabot
               Place
               100 New Gower Street
               St. John's Newfoundland
               A1C 6K3
               Canada

   Class Z     Wendel & Co. A/C 659083        1,220,299.205          6.56%
               c/o The Bank of New York
               Mutual Fund/Reorg Dept.
               P.O. Box 1066
               Wall Street Station
               New York, NY  10268


As of the Record Date, the current members of the Trustees and Ms. Verville, Messrs. Carberry and Macera and Dr. Stitzel did not own shares of the Fund.

The following table sets forth certain information about the executive officers of the Trust:

                                                                                Year of
    Executive                                                                 Election as
     Officer                                                                   Executive
    Name & Age           Office with the Trust; Principal Occupation(6)         Officer
    ----------           ----------------------------------------------         -------


Stephen E. Gibson        President of the Colonial Mutual Funds                 1998
(44)                     since June, 1998; President, Chief Executive
                         Officer and Director, Colonial Management
                         Associates, Inc. (Adviser) and The Colonial
                         Group, Inc. (TCG) since December, 1996;
                         Chairman of the Board and Director, Liberty
                         Funds Distributor, Inc. since December, 1996
                         (formerly Managing Director of Marketing,
                         Putnam Investments from June, 1992 to July,
                         1996).

Davey S. Scoon           Vice President of the Colonial Mutual Funds            1993
(51)                     since June, 1993; Executive Vice President
                         since July, 1993 and Director since March,
                         1985 of the Adviser (formerly Senior Vice
                         President and Treasurer from March, 1985 to
                         July, 1993); Executive Vice President and
                         Chief Operating Officer of TCG since March,
                         1995 (formerly Vice President - Finance and
                         Administration and Treasurer from November,
                         1985 to March, 1995).

--------
(6) Except as otherwise noted, each individual has held the office indicated or other offices in the same company for the last five years.

                                                                                Year of
    Executive                                                                 Election as
     Officer                                                                   Executive
    Name & Age           Office with the Trust; Principal Occupation(7)         Officer
    ----------           ----------------------------------------------         -------

Timothy J. Jacoby        Treasurer and Chief Financial Officer of the           1996
(43)                     Colonial Mutual Funds since October, 1996
                         (formerly Controller and Chief Accounting
                         Office from October, 1997 to February, 1998);
                         Senior Vice President of the Adviser since
                         September, 1996 (formerly Senior Vice
                         President, Fidelity Accounting and Custody
                         Services from September, 1993 to August, 1990
                         and Assistant Treasurer to Fidelity Group of
                         Funds from August, 1990 to September, 1993).

J. Kevin                 Controller and Chief Accounting Officer of the         1998
Connaughton              Colonial Mutual Funds since February, 1998; Vice
(33)                     President of the Adviser since February, 1998
                         (formerly Senior Tax Manager, Coopers &
                         Lybrand, LLP from April, 1996 to January,
                         1998; Vice President, 440 Financial
                         Group/First Data Investor Services Group from
                         March, 1994 to April, 1996; Vice President,
                         The Boston Company (subsidiary of Mellon
                         Bank) from December, 1993 to March, 1994;
                         Assistant Vice President and Tax Manager,
                         Mellon, Bank from March, 1992 to December,
                         1993).

--------
(7) Except as otherwise noted, each individual has held the office indicated or other offices in the same company for the last five years.

                                                                                Year of
    Executive                                                                 Election as
     Officer                                                                   Executive
    Name & Age           Office with the Trust; Principal Occupation(8)         Officer
    ----------           ----------------------------------------------         -------

Nancy L. Conlin          Secretary of the Colonial Mutual Funds since           1998
(44)                     April, 1998 (formerly Assistant Secretary from
                         July, 1994 to April, 1998); Director, Senior
                         Vice President, General Counsel, Secretary
                         and Clerk of the Adviser since April, 1998
                         (formerly Vice President, Counsel, Assistant
                         Secretary and Assistant Clerk from July, 1994
                         to April, 1998), Vice President - Legal,
                         General Counsel and Clerk of TCG since April,
                         1998 (formerly Assistant Clerk from July,
                         1994 to April, 1998).


As of the Record Date, the executive officers and the current Trustees as a group were known to beneficially own less than 5% of the outstanding Class(es) of shares of the Fund.

--------
(8) Except as otherwise noted, each individual has held the office indicated or other offices in the same company for the last five years.

The current Trustees received compensation from the Fund as of the Fund's fiscal year end and for the calendar year ended December 31, 1997:

                                                              Total Compensation
                                                              From the Fund and
                                                            Colonial Mutual Funds
                          Aggregate Compensation           Paid to the Trustees For
                             From Fund For The                The Calendar Year
                             Fiscal Year Ended                      Ended
Trustee                      December 31, 1997               December 31, 1997(9)
-------                      -----------------               --------------------

Robert J. Birnbaum                $7,261                          $ 93,949
Tom Bleasdale                      7,486(10)                       106,432(11)
Lora S. Collins                    7,262                            93,949
James E. Grinnell                  7,851(12)                        94,698(13)
Richard W. Lowry                   7,319                            94,968
William E. Mayer                   6,945                            89,949
James L. Moody, Jr.                7,614(14)                        98,447(15)
John J. Neuhauser                  7,340                            94,989
Robert L. Sullivan                 7,735                            99,945

--------
(9) The Fund does not currently provide pension or retirement plan benefits to the Trustees. At December 31, 1997, the Colonial Mutual Funds consisted of 39 open-end and 5 closed-end management investment company portfolios.
(10) Includes $3,743 payable in later years as deferred compensation.
(11) Includes $57,454 payable in later years as deferred compensation.
(12) Includes $731 payable in later years as deferred compensation.
(13) Includes $4,797 payable in later years as deferred compensation.
(14) Total compensation of $7,614 for the fiscal year ended December 31, 1997 will be payable in later years as deferred compensation.
(15) Total compensation of $98,447 for the calendar year ended December 31, 1997 will be payable in later years as deferred compensation.

The following table sets forth the compensation paid to Messrs. Birnbaum, Grinnell and Lowry in their capacities as Trustees or Directors of the Liberty All-Star Equity Fund and the Liberty All-Star Growth Fund, Inc. (together, Liberty Funds) for service during the calendar year ended December 31, 1997:

                               Total Compensation Paid To The Trustees
                                        From the Liberty Funds
                                        For The Calendar Year
Trustee                               Ended December 31, 1997(16)
-------                               ---------------------------

Robert J. Birnbaum                          $26,800
James E. Grinnell                            26,800
Richard W. Lowry                             26,800

The following table sets forth the compensation paid to Mr. Macera and Dr. Stitzel in their capacities as Trustees of Liberty Variable Investment Trust (LVIT Trust), which offers nine funds: Colonial Growth and Income Fund, Variable Series; Stein Roe Global Utilities Fund, Variable Series; Colonial International Fund for Growth, Variable Series; Colonial U.S. Stock Fund, Variable Series; Colonial Strategic Income Fund, Variable Series; Newport Tiger Fund, Variable Series; Liberty All-Star Equity Fund, Variable Series; Colonial Small Cap Value Fund, Variable Series; and Colonial High Yield Securities Fund, Variable Series; for serving during the fiscal year ended December 31, 1997:

                                             Total Compensation From the
                                              LVIT Trust and Investment
                      Aggregate 1997       Companies which are Series of the
Trustee               Compensation(17)          LVIT Trust in 1997(18)
-------               ----------------          ----------------------

Salvatore Macera           $12,500                     $33,500
Thomas E. Stitzel           12,500                      33,500


--------
(16) The Liberty Funds are advised by Liberty Asset Management Company (LAMCO). LAMCO is an indirect wholly-owned subsidiary of Liberty Financial Companies, Inc. (an intermediate parent of the Administrator).
(17) Consists of Trustee fees in the amount of (i) a $5,000 annual retainer,
(ii) a $1,500 meeting fee for each meeting attended in person and (iii) a $500 meeting fee for each telephone meeting.
(18) Includes Trustee fees paid by the LVIT Trust and by Stein Roe Variable

                                    EXHIBIT B

                              CURRENT AND PROPOSED
                         INVESTMENT POLICIES OF THE FUND


{{Double parenthical}} language represents the proposed new language and the
               [bracketed] language represents proposed deletions

                           FUNDAMENTAL INVESTMENT POLICIES

The Fund may:

1. {{Not concentrate more than 25% of the Fund's total assets in any industry (other than obligations issued or guaranteed as to principal and interest by the Government of the United States or any agency or instrumentality thereof) or with respect}} [As] to 75% of the Fund's assets, purchase the securities of any issuer [(other than obligations issued or guaranteed as to principal and interest by the Government of the United States or any agency or instrumentality thereof)] if, as a result of such purchase, more than 5% of the Fund's total assets would be invested in the securities of such issuer. {{Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest all or a portion of its investable assets in investment companies with substantially the same investment objective, policies and restrictions as the Fund}};

[2. Purchase stock or securities of an issuer (other than obligations of the United States or any agency or instrumentality thereof) if such purchase would cause the Fund to own more than 10% of any class of the outstanding stock or securities or more than 10% of any class of voting securities of such issuer;]
{{2.}}[3] {{Underwrite   securities  issued  by  others  only  when  disposing
          of portfolio securities}} [Act as an underwriter of securities of other issuers, except that the Fund may invest up to 10% of the value of its total assets (at the time of investment) in portfolio securities which it might not be free to sell to the public without registration of such securities under the Securities Act of 1933 or any foreign law restricting distribution of securities in a country of a foreign issuer (restricted securities)];
[4. Buy or sell commodities or commodity contracts, provided, however, that the Fund may utilize more than 1.00% of its assets for deposits or commissions required to enter into forward foreign currency contracts for hedging purposes as described under "Miscellaneous Investment Practice;"]
{{3.}}[5] [Borrow amounts in excess of 5% of the Fund's net asset value, and only from banks as a temporary measure for extraordinary or emergency purposes and not for investment in securities.  To avoid the untimely disposition of assets to meet redemptions, the Fund may borrow up to 20% of the value of its assets to meet redemptions. The Fund will not make other investments while such borrowings are outstanding. The Fund will not mortgage, pledge or in any other manner transfer, as security for indebtedness, any of its assets. (Short-term credits necessary for the clearance of purchases or sales of securities will not be deemed to be borrowings by the Fund)] {{Borrow from banks, other affiliated funds and other persons to
          the extent   permitted  by  applicable  law,   provided  that  the
          Fund's borrowings  shall not exceed 33 1/3% of the value of its total
          assets (including  the  amount   borrowed)  less   liabilities
          (other than borrowings) or such other percentage permitted by law}}; {{4.}}[6] Make loans {{(a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions, (c) through an interfund lending program with other affiliated funds provided that no such loan may be made if, as a result,  the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans), and (d) through repurchase agreements}}[except that the Fund may: (a) acquire for investment a portion of an issue of bonds, debentures, notes or other evidences or indebtedness of a corporation or government; (b) enter into repurchase agreements, secured by U.S. government or Agency securities];
[7.       Invest in companies for the purpose of exercising control;]
[8.       Invest in securities of other investment companies except by purchase in the open market involving only customary broker's commissions, or as part of a merger, consolidation, or acquisition of assets;]
[9.       Issue senior securities;]
[10.      Concentrate the Fund's investments in any industry;]
[11. Participate on a joint or joint and several basis in any securities trading account;]
{{5.}}[12]{{Purchase and sell futures contracts and related options as long as the total initial margin and premiums do not exceed 5% of total assets; and}}[Write or trade in put or call options;]
[13. Purchase securities on margin, but the Fund may utilize such short-term credits as may be necessary for clearance of purchases or sales of securities;]
[14.      Engage in short sales;]
{{6.}}[15][Purchase or sell real estate provided that liquid securities of companies which deal in real estate or interests therein will not be deemed to be investments in real estate; and]{{Only own real estate acquired as the result of owning securities and not more than 5% of total assets}}.
[16. Invest in interest in oil, gas or other mineral exploration or development programs, including leases.]



                         NON-FUNDAMENTAL INVESTMENT POLICIES

As  non-fundamental   investment   policies  which  may  be  changed  without a
shareholder vote, the Fund may not:


1.        Invest more than {{15%}}[10%] of its net assets in illiquid assets;
          {{and}}
{{2. Have a short sales position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of securities.}}
[2. Purchase the securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange, restricted securities and issues which are not readily marketable, if such purchase would cause the Fund to own such securities in excess of 15% of its net assets; and]
[3.       Engage in arbitrage transations.]

                                    EXHIBIT C

                              AMENDED AND RESTATED
                       AGREEMENT AND DECLARATION OF TRUST
                              OF COLONIAL TRUST VII

THE AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST made at Boston, Massachusetts, this ____ day of ___________ by the Trustees hereunder, and by the holders of shares of beneficial interest to be issued hereunder as hereinafter provided.

WITNESSETH that

WHEREAS, this Trust has been formed to carry on the business of an investment company; and

WHEREAS, the Trustees have agreed to manage all property coming into their hands as trustees of a Massachusetts business trust in accordance with the provisions hereinafter set forth.

NOW, THEREFORE, the Trustees hereby declare that they will hold all cash, securities and other assets, which they may from time to time acquire in any manner as Trustees hereunder, IN TRUST to manage and dispose of the same upon the following terms and conditions for the pro rata benefit of the holders from time to time of Shares in this Trust as hereinafter set forth.

                                    ARTICLE I
                              NAME AND DEFINITIONS

Name
----

Section 1. This Trust shall be known as Colonial Trust VII and the Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determine.

Definitions
-----------

Section 2. Whenever used herein, unless otherwise required by the context or specifically provided:

(a) The "Trust" refers to the Massachusetts business trust established by this Amended and Restated Agreement and Declaration of Trust, as amended from time to time;

(b) "Trustees" refers to the Trustees of the Trust named herein or elected in accordance with Article IV;

(c) "Shares" means the equal proportionate transferable units of interest into which the beneficial interest in the Trust shall be divided from time to time or, if more than one series of Shares is authorized by the Trustees, the equal proportionate units into which each series of Shares shall be divided from time to time or, if more than one class of Shares of any series is authorized by the Trustees, the equal proportionate units into which each class of such series of Shares shall be divided from time to time;

(d) "Shareholder" means a record owner of Shares;

(e) The "1940 Act" refers to the Investment Company Act of 1940 and the Rules and Regulations thereunder, all as amended from time to time;

(f) The terms "Affiliated Person," "Assignment," "Commission," "Interested Person," "Principal Underwriter" and "Majority Shareholder Vote" (the 67% or 50% requirement of the third sentence of Section 2(a)(42) of the 1940 Act, whichever may be applicable) shall have the meanings given them in the 1940 Act;

(g) "Declaration of Trust" shall mean this Amended and Restated Agreement and Declaration of Trust as amended or restated from time to time; and

(h) "By-Laws" shall mean the By-Laws of the Trust as amended from time to time.

                                   ARTICLE II
                                     PURPOSE

The purpose of the Trust is to provide investors a managed investment primarily in securities, commodities and debt instruments.

                                   ARTICLE III
                                     SHARES

Division of Beneficial Interest
-------------------------------

Section 1. The Shares of the Trust shall be issued in one or more series as the Trustees may, without Shareholder approval, authorize. The Trustees may, without Shareholder approval, divide the Shares of any series into two or more classes, Shares of each such class having such preferences or special or relative rights or privileges (including conversion rights, if any) as the Trustees may determine and as are not inconsistent with any provision of this Declaration of Trust. Each series shall be preferred over all other series in respect of the assets allocated to that series. The beneficial interest in each series shall at all times be divided into Shares, without par value, each of which shall, except as the Trustees may otherwise authorize in the case of any series that is divided into two or more classes, represent an equal proportionate interest in the series with each other Share of the same series, none having priority or preference over another. The number of Shares authorized shall be unlimited, and the Shares so authorized may be represented in part by fractional shares. The Trustees may from time to time divide or combine the Shares of any series or class into a greater or lesser number without thereby changing the proportionate beneficial interests in the series or class.

Ownership of Shares
-------------------

Section 2. The ownership of Shares shall be recorded on the books of the Trust or its transfer or similar agent. No certificates certifying the ownership of Shares shall be issued except as the Trustees may otherwise determine from time to time. The Trustees may make such rules as they consider appropriate for the issuance of Share certificates, the transfer of Shares and similar matters. The record books of the trust as kept by the Trust or any transfer or similar agent of the Trust, as the case may be, shall be conclusive as to who are the Shareholders of each series and class and as to the number of Shares of each series and class held from time to time by each Shareholder.

Investments in the Trust; Assets of the Series
----------------------------------------------

Section 3. The Trustees shall accept investments in the Trust from such persons and on such terms and, subject to any requirements of law, for such consideration, which may consist of cash or tangible or intangible property or a combination thereof, as they from time to time authorize.

All consideration received by the Trust for the issue or sale of Shares of each series, together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any funds or payments derived from reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to the series of Shares with respect to which the same were received by the Trust for all purposes, subject only to the rights of creditors, and shall be so handled upon the books of account of the Trust and are herein referred to as "assets of" such series.

No Preemptive Rights
--------------------

Section 4. Shareholders shall have no preemptive or other right to receive, purchase or subscribe for any additional Shares or other securities issued by the Trust.

Status of Shares and Limitation of Personal Liability
-----------------------------------------------------

Section 5. Shares shall be deemed to be personal property giving only the rights provided in this instrument. Every Shareholder by virtue of having become a Shareholder shall be held to have expressly assented and agreed to the terms hereof and to have become a party hereto. The death of a Shareholder during the continuance of the Trust shall not operate to terminate the same nor entitle the representative of any deceased Shareholder to an accounting or to take any action in a court or elsewhere against the Trust or the Trustees, but only to the rights of said decedent under this Trust. Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Shares constitute the Shareholders partners. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust, shall have any power to bind personally any Shareholder, nor except as specifically provided herein to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay.

                                   ARTICLE IV
                                  THE TRUSTEES

Election
--------

Section 1. The number of Trustees shall be fixed by the Trustees, except that, subsequent to any sale of Shares pursuant to a public offering, there shall be not less than three Trustees. Any vacancies occurring in the Board of Trustees may be filled by the Trustees if, immediately after filling any such vacancy, at least two-thirds of the Trustees then holding office shall have been elected to such office by the Shareholders. In the event that at any time less than a majority of the Trustees then holding office were elected to such office by the Shareholders, the Trustees shall call a meeting of Shareholders for the purpose of electing Trustees. Each Trustee elected by the Shareholders or by the Trustees shall serve until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed. The initial Trustees, each of whom shall serve until the first meeting of Shareholders at which Trustees are elected and until his or her successor is elected and qualified, or until he or she sooner dies, resigns or is removed, shall be John A. McNeice, Jr. and such other persons as the Trustee or Trustees then in office shall, prior to any sale of Shares pursuant to a public offering, appoint. By vote of a majority of the Trustees then in office, the Trustees may remove a Trustee with or without cause. At any meeting called for the purpose, a Trustee may be removed, with or without cause, by vote of the holders of two-thirds of the outstanding Shares.

Effect of Death, Resignation, etc. of a Trustee
-----------------------------------------------

Section 2. The death, declination, resignation, retirement, removal or incapacity of the Trustees, or any one of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust.

Powers
------

Section 3. Subject to the provisions of this Declaration of Trust, the business of the Trust shall be managed by the Trustees, and they shall have all powers necessary or convenient to carry out that responsibility. Without limiting the foregoing, the Trustees may adopt By-Laws not inconsistent with this Declaration of Trust providing for the conduct of the business of the Trust and may amend and repeal them to the extent that such By-Laws do not reserve that right to the Shareholders; they may fill vacancies in their number, including vacancies resulting from increases in their number, and may elect and remove such officers and appoint and terminate such agents as they consider appropriate; they may appoint from their own number, and terminate, any one or more committees consisting of two or more Trustees, including an executive committee which may, when the Trustees are not in session, exercise some or all of the power and authority of the Trustees as the Trustees may determine; they may appoint an advisory board, the members of which shall not be Trustees and need not be Shareholders; they may employ one or more custodians of the assets of the Trust and may authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems for the central handling of securities, retain a transfer agent or a Shareholder services agent, or both, provide for the distribution of Shares by the Trust, through one or more principal underwriters or otherwise, set record dates for the determination of Shareholders with respect to various matters, and in general delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Trustees and to any agent or employee of the Trust or to any such custodian or underwriter.

Without limiting the foregoing, the Trustees shall have power and authority:

(a) To invest and reinvest cash, and to hold cash uninvested;

(b) To sell, exchange, lend, pledge, mortgage, hypothecate, write options on and lease any or all of the assets of the Trust;

(c) To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property; and to execute and deliver proxies or powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper;

(d) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities;

(e) To hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form, or in the name of the Trustees or of the Trust or in the name of a custodian, subcustodian or other depository or a nominee or nominees or otherwise;

(f) Subject to the provisions of Article III, Section 3, to allocate assets, liabilities and expenses of the Trust to a particular series of Shares or to apportion the same among two or more series, provided that any liabilities or expenses incurred by a particular series of Shares shall be payable solely out of the assets of that series; and to the extent necessary or appropriate to give effect to the preferences and special or relative rights and privileges of any classes of Shares, to allocate assets, liabilities, income and expenses of a series to a particular class of Shares of that series or to apportion the same among two or more classes of Shares of that series;

(g) To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer, any security of which is or was held in the Trust; to consent to any contract, lease, mortgage, purchase or sale of property by such corporation or issuer, and to pay calls or subscriptions with respect to any security held in the Trust;

(h) To join with other security holders in acting through a committee, depository, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depository or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper;

(i) To compromise, arbitrate or otherwise adjust claims in favor of or against the Trust on any matter in controversy, including but not limited to claims for taxes;

(j) To enter into joint ventures, general or limited partnerships and any other combinations or associations;

(k) To borrow funds;

(l) To endorse or guarantee the payment of any notes or other obligations of any person; to make contracts of guaranty or suretyship, or otherwise assume liability for payment thereof; and to mortgage and pledge the Trust property or any part thereof to secure any of or all of such obligations;

(m) To purchase and pay for entirely out of Trust property such insurance as they may deem necessary or appropriate for the conduct of the business, including, without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers or managers, principal underwriters or independent contractors of the Trust individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person as Shareholder, Trustee, officer, employee, agent, investment adviser or manager, principal underwriter or independent contractor, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such person against such liability; and

(n) To pay pensions for faithful service, as deemed appropriate by the Trustees, and to adopt, establish and carry out pension, profit-sharing, share bonus, share purchase, savings, thrift and other retirement, incentive and benefit plans, trusts and provisions, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust.

The Trustees shall not in any way be bound or limited by any present or future law or custom in regard to investments by Trustees. Except as otherwise provided herein or from time to time in the By-Laws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting of the Trustees (a quorum being present), within or without Massachusetts, including any meeting held by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other at the same time, and participation by such means shall constitute presence in person at a meeting, or by written consents of a majority of the Trustees then in office.

Payment of Expenses by Trust
----------------------------

Section 4. The Trustees are authorized to pay or to cause to be paid out of the principal or income of the Trust, or partly out of principal and partly out of income, as they deem fair, all expenses, fees, charges, taxes and liabilities incurred or arising in connection with the Trust, or in connection with the management thereof, including, but not limited to, the Trustees' compensation and such expenses and charges for the services of the Trust's officers, employees, investment adviser or manager, principal underwriter, auditor, counsel, custodian, transfer agent, Shareholder services agent and such other agents or independent contractors, and such other expenses and charges, as the Trustees may deem necessary or proper to incur, provided, however, that all expenses, fees, charges, taxes and liabilities incurred or arising in connection with a particular series of Shares, as determined by the Trustees, shall be payable solely out of the assets of that series.

Ownership of Assets of the Trust
--------------------------------

Section 5. Title to all of the assets of each series of Shares and of the Trust shall at all times be considered as vested in the Trustees.

Advisory, Management and Distribution
-------------------------------------

Section 6. Subject to a favorable Majority Shareholder Vote, the Trustees may, at any time and from time to time, contract for exclusive or nonexclusive advisory and/or management services with Newport Fund Management, Inc., a Virginia corporation, or any other corporation, trust, association or other organization (the "Adviser"), every such contract to comply with such requirements and restrictions as may be set forth in the By-Laws; and any such contract may contain such other terms interpretive of or in addition to said requirements and restrictions as the Trustees may determine, including, without limitation, authority to determine from time to time what investments shall be purchased, held, sold or exchanged and what portion, if any, of the assets of the Trust shall be held uninvested, and to make changes in the Trust's investments. The Trustees may also, at any time and from time to time, contract with the Adviser or any other corporation, trust, association or other organization, appointing it exclusive or nonexclusive distributor or principal underwriter for the Shares, every such contract to comply with such requirements and restrictions as may be set forth in the By-Laws; and any such contract may contain such other terms interpretive of or in addition to said requirements and restrictions as the Trustees may determine.

The fact that:

(i) any of the Shareholders, Trustees or officers of the Trust is a shareholder, director, officer, partner, trustee, employee, manager, adviser, principal underwriter or distributor or agent of or for any corporation, trust, association or other organization, or of or for any parent or affiliate of any organization, with which an advisory or management contract, or principal underwriter's or distributor's contract, or transfer, shareholder services or other agency contract may have been or may hereafter be made, or that any organization, or any parent or affiliate thereof, is a Shareholders or has an interest in the Trust, or that

(ii) any corporation, trust, association or other organization with which an advisory or management contract or principal underwriter's or distributor's contract, or transfer, Shareholder services or other agency contract may have been or may hereafter be made also has an advisory or management contract, or principal underwriter's or distributor's contract, or transfer, shareholder services or other agency contract with one or more other corporations, trusts, associations or other organizations, or has other business or interests shall not affect the validity of any such contract or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same or create any liability or accountability to the Trust or its Shareholders.

                                    ARTICLE V
                    SHAREHOLDERS' VOTING POWERS AND MEETINGS

Voting Powers
-------------

Section 1. The Shareholders shall have power to vote only (i) for the election of Trustees as provided in Article IV, Section 1, (ii) with respect to any Adviser as provided in Article IV, Section 6, (iii) with respect to any termination of this Trust to the extent and as provided in

Article IX, Section 4, (iv) with respect to any amendment of this Declaration of Trust to the extent and as provided in Article IX, Section 7, (v) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, and (vi) with respect to such additional matters relating to the Trust as may be required by law, this Declaration of Trust, the By-Laws or any registration of the Trust with the Securities and Exchange Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote. Notwithstanding any other provision of this Declaration of Trust, on any matter submitted to a vote of Shareholders, all Shares of the Trust then entitled to vote shall be voted in the aggregate as a single class without regard to series or class; except (1) when required by the 1940 Act or when the Trustees shall have determined that the matter affects one or more series or classes materially differently, Shares shall be voted by individual series or class; and (2) when the Trustees have determined that the matter affects only the interests of one or more series or classes, then only Shareholders of such series or classes shall be entitled to vote thereon. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. A proxy with respect to Shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration of Trust or the By-Laws to be taken by Shareholders.

Voting Power and Meetings
-------------------------

Section 2. Meetings of Shareholders of the Trust or of any series or class may be called by the Trustees or such other person or persons as may be specified in the By-Laws and held from time to time for the purpose of taking action upon any matter requiring the vote or the authority of the Shareholders of the Trust or any series or class as herein provided or upon any other matter deemed by the Trustees to be necessary or desirable. Meetings of Shareholders of the Trust or of any series or class shall be called by the Trustees or such other person or persons as may be specified in the By-Laws upon written application. The Shareholders shall be entitled to at least seven days' written notice of any meeting of the Shareholders.

Quorum and Required Vote
------------------------

Section 3. Thirty percent (30%) of the Shares entitled to vote shall be a quorum for the transaction of business at a Shareholders' meeting, except that where any provision of law or of this Declaration of Trust permits or requires that holders of any series or class shall vote as a series or class, then thirty percent (30%) of the aggregate number of Shares of that series or class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series or class. Any lesser number, however, shall be sufficient for adjournments. Any adjourned session or sessions may be held within a reasonable time after the date set for the original meeting without the necessity of further notice. Except when a larger vote is required by any provision of this Declaration of Trust or the By-Laws, a majority of the Shares voted shall decide any questions and a plurality shall elect a Trustee, provided that where any provision of law or of this Declaration of Trust permits or requires that the holders of any series or class shall vote as a series or class, then a majority of the Shares of that series or class vote on the matter (or a plurality with respect to the election of a Trustee) shall decide that matter insofar as that series or class is concerned.

Action by Written Consent
-------------------------

Section 4. Any action taken by Shareholders may be taken without a meeting if a majority of Shareholder entitled to vote on the matter (or such larger proportion thereof as shall be required by any express provision of this Declaration of Trust or the By-Laws) consent to the action in writing and such written consents are filed with the records of the meetings of Shareholders. Such consent shall be treated for all purposes as a vote taken at a meeting of Shareholders.

Additional Provisions
---------------------

Section 5. The By-Laws may include further provisions for Shareholders' votes and meetings and related matters.

                                   ARTICLE VI
                   DISTRIBUTIONS, REDEMPTIONS AND REPURCHASES,
                      AND DETERMINATION OF NET ASSET VALUE

Distributions
-------------

Section 1. The Trustees may, but need not, each year distribute to the Shareholders of each series or class such income and gains, accrued or realized, as the Trustees may determine, after providing for actual and accrued expenses and liabilities (including such reserves as the Trustees may establish) determined in accordance with good accounting practices. The Trustees shall have full discretion to determine which items shall be treated as income and which items as capital and their determination shall be binding upon the Shareholders. Distributions of each year's income of each series, if any be made, may be made in one or more payments, which shall be in Shares, in cash or otherwise and on a date or dates and as of a record date or dates determined by the Trustees. At any time and from time to time in their discretion, the Trustees may distribute to the Shareholders of any one or more series or classes as of a record date or dates determined by the Trustees, in Shares, in cash or otherwise, all or part of any gains realized on the sale or disposition of property of the series or otherwise, or all or part of any other principal of the Trust attributable to the series. In the case of any series not divided into two or more classes of Shares, each distribution pursuant to this Section 1 shall be made ratably according to the number of Shares of the series held by the several Shareholders on the applicable record date thereof, provided that no distribution need be made on Shares purchased pursuant to orders received, or for which payment is made, after such time or times as the Trustees may determine. In the case of any series divided into two or more classes, each distribution pursuant to this
Section 1 may be made in whole or in such parts as the Trustees may determine to the Shareholders of any one or more classes, and the distribution to the Shareholders of any class shall be made ratably according to the number of Shares of the class (but need not be made ratably according to the number of Shares of the series, considered without regard to class) held by the several Shareholders on the record date thereof, provided that no distribution need be made on Shares purchased pursuant to orders received, or for which payment is made, after such time or times as the Trustees may determine. Any such distribution paid in Shares will be paid at the net asset value thereof as determined in accordance with Section 7 of this Article VI.

Redemptions and Repurchases
---------------------------

Section 2. Any holder of Shares of the Trust may be presentation of a written request, together with his or her certificates, if any, for such Shares, in proper form for transfer, at the office of the Trust or at a principal office of a transfer agent appointed by the Trust, redeem his or her Shares for the net asset value thereof determined and computed in accordance with the provisions of this Section 2 and the provisions of Section 7 of this Article VI.

Upon receipt by the Trust or its transfer agent of such written request for redemption of Shares, such Shares shall be redeemed at the net asset value per share of the appropriate series next determined after such Shares are tendered in proper order for transfer to the Trust or determined as of such other time fixed by the Trustees as may be permitted or required by the 1940 Act, provided that no such tender shall be required in the case of Shares for which a certificate or certificates have not been issued, and in such case such Shares shall be redeemed at the net asset value per share of the appropriate series next determined after such request has been received or determined at such other time fixed by the Trustees as may be permitted or required by the 1940 Act.

The obligation of the Trust to redeem its Shares of each series or class as set forth above in this Section 2 shall be subject to the conditions that during any time of emergency, as hereinafter defined, such obligation may be suspended by the Trust by or under authority of the Trustees for such period or periods during such time of emergency as shall be determined by or under authority of the Trustees. If there is such a suspension, any Shareholder may withdraw any demand for redemption and any tender of Shares which has been received by the Trust during any such period and any tender of Shares, the applicable net asset value of which would but for such suspension be calculated as of a time during such period. Upon such withdrawal, the Trust shall return to the Shareholder the certificates therefor, if any. For the purposes of any such suspension, "time of emergency" shall mean, either with respect to all Shares or any series of Shares, any period during which:

(a) the New York Stock Exchange is closed other than for customary weekend and holiday closings; or

(b) the Trustees or authorized officers of the Trust shall have determined, in compliance with any applicable rules and regulations of the Securities and Exchange Commission, either that trading on the New York Stock Exchange is restricted, or that an emergency exists as a result of which (i) disposal of the Trust of securities owned by it is not reasonably practicable or (ii) it is not reasonably practicable for the Trust fairly to determine the current value of its net assets; or

(c) the suspension or postponement of such obligations is permitted by order of the Securities and Exchange Commission.

The Trust may also purchase, repurchase or redeem Shares in accordance with such other methods, upon such other terms and subject to such other conditions as the Trustees may from time to time authorize at a price not exceeding the net asset value of such Shares in effect when the purchase or repurchase or any contract to purchase or repurchase is made.

Payment in Kind
---------------

Section 3. Subject to any generally applicable limitation imposed by the Trustees, any payment on redemption of Shares may, if authorized by the Trustees, be made wholly or partly in kind, instead of in cash. Such payment in kind shall be made by distributing securities or other property constituting, in the opinion of the Trustees, a fair representation of the various types of securities and other property then held by the series of Shares being redeemed (but not necessarily involving a portion of each of the series' holdings) and taken at their value used in determining the net asset value of the Shares in respect of which payment is made.

Redemptions at the Option of the Trust
--------------------------------------

Section 4. The Trust shall have the right at its option and at any time to redeem Shares of any Shareholder at the net asset value thereof as determined in accordance with Section 7 of Article VI of this Declaration of Trust: (i) if at such time such Shareholder owns fewer Shares than, or Shares having an aggregate net asset value of less than, an amount determined from time to time by the Trustees; or (ii) to the extent that such Shareholder owns Shares of a particular series of Shares equal to or in excess of a percentage of the outstanding Shares of that series (determined without regard to class) determined from time to time by the Trustees; or (iii) to the extent that such Shareholder owns Shares of the Trust representing a percentage equal to or in excess of such percentage of the aggregate number of outstanding Shares of the Trust or the aggregate net asset value of the Trust determined from time to time by the Trustees.

Dividends, Distributions, Redemptions and Repurchases
-----------------------------------------------------

Section 5. No dividend or distribution (including, without limitation, any distribution paid upon termination of the Trust or of any series) with respect to, nor any redemption or repurchase of, the Shares of any series (or of any class) shall be effected by the Trust other than from the assets of such series (or of the series of which such class is a part).

Additional Provisions Relating to Redemptions and Repurchases
-------------------------------------------------------------

Section 6. The completion of redemption of Shares shall constitute a full discharge of the Trust and the Trustees with respect to such shares, and the Trustees may require that any certificate or certificates issued by the Trust to evidence the ownership of such Shares shall be surrendered to the Trustees for cancellation or notation.

Determination of Net Asset Value
--------------------------------

Section 7. The term "net asset value" of the Shares of each series or class shall mean: (i) the value of all the assets of such series or class; (ii) less the total liabilities of such series or class; (iii) divided by the number of Shares of such series or class outstanding, in each case at the time of each determination. The "number of Shares of such series or class outstanding" for the purposes of such computation shall be exclusive of any Shares of such series or class to be redeemed and not then redeemed as to which the redemption price has been determined, but shall include Shares of such series or class presented for repurchase and not then repurchased and Shares of such series or class to be redeemed and not then redeemed as to which the redemption price has not been determined and Shares of such series or class the sale of which has been confirmed. Any fractions involved in the computation of net asset value per share shall be adjusted to the nearer cent unless the Trustees shall determine to adjust such fractions to a fraction of a cent.

The Trustees, or any officer or officers or agent of this Trust designated for the purpose by the Trustees, shall determine the net asset value of the Shares of each series or class, and the Trustees shall fix the times as of which the net asset value of the Shares of each series or class shall be determined and shall fix the periods during which any such net asset value shall be effective as to sales, redemptions and repurchases of, and other transactions in, the Shares of such series or class, except as such times and periods for any such transaction may be fixed by other provisions of this Declaration of Trust or by the By-Laws.

In valuing the portfolio investments of any series or class for determination of net asset value per share of such series or class, securities for which market quotations are readily available shall be valued at prices which, in the opinion of the Trustees, or any officer or officers or agent of the Trust designated for the purpose by the Trustees, most nearly represent the market value of such securities, which may, but need not, be the most recent bid price obtained from one or more of the market makers for such securities; other securities and assets shall be valued at fair value as determined by or pursuant to the direction of the Trustees. Notwithstanding the foregoing, short-term debt obligations, commercial paper and repurchase agreements may be, but need not be, valued on the basis of quoted yields for securities of comparable maturity, quality and type, or on the basis of amortized cost. In determination of net asset value of any series or class, dividends receivable and accounts receivable for investments sold and for Shares sold shall be stated at the amounts to be received therefor; and income receivable accrued daily on bonds and notes owned shall be stated at the amount to be received. Any other assets shall be stated at fair value as determined by the Trustees or such officer, officers or agent pursuant to the Trustees' authority, except that no value shall be assigned to good will, furniture, lists, reports, statistics or other noncurrent assets other than real estate. Liabilities of any series or class for accounts payable for investments purchased and for Shares tendered for redemption and not then redeemed as to which the redemption price has been determined shall be stated at the amounts payable therefor. In determining the net asset value of any series or class, the person or persons making such determination on behalf of the Trust may include in liabilities such reserves, estimated accrued expenses and contingencies as such person or persons may in its, his or their best judgment deem fair and reasonable under the circumstances. Any income dividends and gains distributions payable by the Trust shall be deducted as of such time or times on the record date therefor as the Trustees shall determine.

The manner of determining the net assets of any series or class or of determining the net asset value of the Shares of any series or class may from time to time be altered as necessary or desirable in the judgment of the Trustees to conform to any other method prescribed or permitted by any applicable law or regulation.

Determinations under this Section 7 made in good faith and in accordance with the provisions of the 1940 Act shall be binding on all parties concerned.

                                   ARTICLE VII
              COMPENSATION AND LIMITATION OF LIABILITY OF TRUSTEES

Compensation
------------

Section 1. The Trustees as such shall be entitled to reasonable compensation from the Trust; they may fix the amount of their compensation. Nothing herein shall in any way prevent the employment of any Trustee for advisory, management, legal, accounting, investment banking or other services and payment for the same by the Trust.

Limitation of Liability
-----------------------

Section 2. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, adviser or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, but nothing herein contained shall protect any Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Every note, bond, contract, instrument, certificate, Share or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

                                  ARTICLE VIII
                                 INDEMNIFICATION

Trustees, Officers, etc.
------------------------

Section 1. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided that (a) such Covered Person shall provide security for his undertaking, (b) the Trust shall be insured against losses arising by reason of such Covered Person's failure to fulfill his undertaking or (c) a majority of the Trustees who are disinterested persons and who are not Interested Persons (provided that a majority of such Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (but not a full trial-type inquiry), that there is reason to believe such Covered Person ultimately will be entitled to indemnification.

Compromise Payment
------------------

Section 2. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication in a decision on the merits by a court, or by any other body before which the proceeding was brought, that such Covered Person is liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office, indemnification shall be provided if (a) approved as in the best interest of the Trust, after notice that it involves such indemnification, by at least a majority of the Trustees who are disinterested persons and are not interested Persons (provided that a majority of such Trustees then in office act on the matter), upon a determination, based upon a review of readily available facts (but not a full trial-type inquiry) that such Covered Person is not liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (but not a full-trial type inquiry) to the effect that such indemnification would not protect such Covered Person against any liability to the Trust to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

Indemnification Not Exclusive
-----------------------------

Section 3. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VIII, the term "Covered Person" shall include such person's heirs, executors and administrators, and a "disinterested person" is a person against whom none of the actions, suits or other proceedings in question or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of such persons.

Shareholders
------------

Section 4. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his or her being or having been a Shareholder and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified against all loss and expense arising from such liability, but only out of the assets of the particular series of shares of which he or she is or was a Shareholder.

                                   ARTICLE IX
                                  MISCELLANEOUS

Trustees, Shareholders, etc. Not Personally Liable; Notice
----------------------------------------------------------

Section 1. All persons extending credit to, contracting with or having any claim against the Trust or a particular series of Shares shall look only to the assets of the Trust or the assets of that particular series of Shares for payment under such credit, contract or claim; and neither the Shareholders nor the Trustees, nor any of the Trust's officers, employees or agents, whether past, present or future, shall be personally liable therefor. Nothing in this Declaration of Trust shall protect any Trustee against any liability to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee.

Every note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officers or officer shall give notice that this Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts and shall recite that the same was executed or made by or on behalf of the Trust or by them as Trustees or Trustee or as officers or officer and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Trust, and may contain such further recital as he or she or they may deem appropriate, but the omission thereof shall not operate to bind any Trustees or Trustee of officers or officer or Shareholders or Shareholder individually.

Trustee's Good Faith Action, Expert Advice, No Bond or Surety
-------------------------------------------------------------

Section 2. The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. A Trustee shall be liable for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and shall be under no liability for any act omission in accordance with such advice or for failing to follow such advice. The

Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

Liability of Third Persons Dealing with Trustees
------------------------------------------------

Section 3. No person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order.

Duration and Termination of Trust
---------------------------------

Section 4. Unless terminated as provided herein, the Trust shall continue without limitation of time. The Trust may be terminated at any time by vote of Shareholders holding at least two-thirds of the Shares of each series entitled to vote or by the Trustees by written notice to the Shareholders. Any series of Shares may be terminated at any time by vote of Shareholders holding at least two-thirds of the Shares of such series entitled to vote or by the Trustees by written notice to the Shareholders of such series.

Upon termination of the Trust or of any one or more series of Shares, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated as may be determined by the Trustees, the Trust shall in accordance with such procedures as the Trustees consider appropriate reduce the remaining assets to distributable form in cash or shares or other securities, or any combination thereof, and distribute the proceeds to the Shareholders of the series involved, ratably according to the number of Shares of such series held by the several Shareholders of such series on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of Shares of that series, provided that any distribution to the Shareholders of a particular class of Shares shall be made to such Shareholders pro rata in proportion to the number of Shares of such class held by each of them.

Filing of Copies, References, Headings
--------------------------------------

Section 5. The original or a copy of this instrument and of each amendment hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each amendment hereto shall be filed by the Trust with the Secretary of State of The Commonwealth of Massachusetts and with the Clerk of the City of Boston, as well as any other governmental office where such filing may from time to time be required. Anyone dealing with the Trust may rely on a certificate by an officer of the Trust as to whether or not any such amendments have been made and as to any matters in connection with the Trust hereunder; and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this instrument or of any such amendments. In this instrument and in any such amendment, references to this instrument, and all expressions such as "herein," "hereof" and "hereunder," shall be deemed to refer to this instrument as amended or affected by any such amendments. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this instrument. This instrument may be executed in any number of counterparts, each of which shall be deemed an original.

Applicable Law
--------------

Section 6. This Declaration of Trust is made in The Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth. The Trust shall be of the type commonly called a Massachusetts business trust, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust.

Amendments
----------

Section 7. This Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized so to do by a vote of Shareholders holding a majority of the Shares entitled to vote, except that an amendment which shall affect the holders of one or more series or classes of Shares but not the holders of all outstanding series and classes shall be authorized by vote of the Shareholders holding a majority of the Shares entitled to vote of each series and class affected and no vote of Shareholders of a series or class not affected shall be required. Amendments having the purpose of changing the name of the Trust or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein shall not require authorization by Shareholder vote.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands in the City of Boston, Massachusetts for themselves and their assigns, as of this ___ day of ____________, 1998.

-------------------------------


-------------------------------


                        THE COMMONWEALTH OF MASSACHUSETTS

Boston, ss.                                          _______________, 1998

Then personally appeared the above-named Trustees and acknowledged the foregoing instrument to be their free act and deed, before me,

--------------------------------
Notary Public

My commission expires:  ____________

(Notary's Seal)

                      [THIS PAGE LEFT BLANK INTENTIONALLY.]

                                       58
                              PLEASE VOTE PROMPTLY
                        *********************************



Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

This proxy is solicited on behalf of the Board of Trustees. The signers of this proxy hereby appoint William J. Ballou, Nancy L. Conlin, Stephen E. Gibson, Timothy J. Jacoby and Davey S. Scoon each of them proxies of the signers, with power of substitution to vote at the

Special Meeting of Shareholders to be held at Boston, Massachusetts, on Friday, October 30, 1998, and at any adjournments, as specified herein, and in accordance with their best judgement, on any other business that may properly come before this meeting.

After careful review, the Board of Trustees unanimously has recommended a vote "FOR" all matters.

Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, Massachusetts 02105-1722

NEWPORT TIGER FUND - CLASS __ SHARES



































PLEASE READ BOTH SIDES OF THIS CARD
VOTE TODAY!

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted FOR Items 1 below. This proxy will be voted in accordance with the holder's best judgement as to any other matter.

The Board of Trustees recommends a vote FOR the following Item:

Elect the Board of Trustees (Item 1 of the Notice).

Robert J. Birnbaum            Salvatore Macera
Tom Bleasdale                 James L. Moody, Jr.
John Carberry                 John J. Neuhauser
Lora S. Collins               Thomas E. Stitzel
James E. Grinnell             Robert L. Sullivan
Richard W. Lowry              Anne-Lee Verville
William E. Mayer

For All                                                            For All
Nominees                Withhold                        Except

   |-|                   |-|                      |-|

Instruction: To withhold authority to vote for any individual nominee, mark the "For All Except" box and strike a line through the name of the nominee. Your shares will be voted for the remaining nominee.

To approve or disapprove amending fundamental investment policies regarding borrowing and lending (Item 2 of the Notice)

For                      Against                        Abstain

|-|                 |-|                      |-|



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To approve or disapprove changes to fundamental  investment  policies (Item 3 of the Notice).

For                      Against                        Abstain

|-|                 |-|                      |-|

To approve or disapprove the amended and restated Agreement and Declaration of Trust (Item 4 of the Notice).

For                      Against                        Abstain

|-|                 |-|                      |-|
To approve or disapprove policies for a master fund/feeder fund structure (Item 5 of the Notice).

For                      Against                        Abstain

|-|                 |-|                      |-|


Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

MARK BOX AT RIGHT FOR ADDRESS CHANGE AND NOTE BELOW                |_|

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PLEASE MARK, SIGN DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED
ENVELOPE.    Date_________________



Shareholder sign here              Co-owner sign here






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